                                                            Document prepared by
                                                              G. Andrew Nea, Jr.
                                           Williams, Mullen, Christian & Dobbins
                                                           1021 East Cary Street
                                                        Richmond, Virginia 23219

                              AMENDED AND RESTATED

                CREDIT LINE DEED OF TRUST AND SECURITY AGREEMENT

                                      AMONG

                              SHERWOOD FOODS, INC.

                                   AS GRANTOR;

                                       AND

                   MICHAEL V. BRADFORD AND G. ANDREW NEA, JR.

                             AS TRUSTEES (GRANTEES).


                             Dated as of May 1, 1997

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     THIS IS A CREDIT LINE DEED OF TRUST within the meaning of Section 55-58.2 of the Code of Virginia (1950), as amended. For the purposes of and to the extent required by such section, (i) the name of the noteholder secured by this Deed of Trust is Central Fidelity National Bank, (ii) the address at which communications may be mailed or delivered to such noteholder is set forth in
Article VII of this Deed of Trust and (iii) the maximum aggregate amount of principal to be secured at any one time is One Million Five Hundred Forty Thousand Seven Hundred Thirty Six Dollars ($1,540,736).

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This is an amendment and restatement of existing Credit Line Deed of Trust and security agreement among the parties hereto dated June 1, 1996 and recorded in the Clerk's Office, Circuit Court, Mecklenberg, Virginia, in Deed Book 504 at page 18 as supplemented by first amendment to Credit Line Deed of Trust dated November 20, 1996 and recorded in Deed Book 512 at page 264 (collectively the "1996 Deed of Trust"). No novation is intended.

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The recording tax imposed by Virginia Code Section 58.1-803 has heretofore been paid on the sum of $580,000.00. This is a supplemental writing within the meaning of Section 58.1-809 of the Code of Virginia (1950) as amended. The new, previously untaxed consideration is $9,853.00.
--------------------------------------------------------------------------------



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                                TABLE OF CONTENTS

PARTIES                                                                     PAGE

                                    ARTICLE I

                                   DEFINITIONS

Section 1.1  Definitions.............................................          2

Section 1.2  Interpretation..........................................          6


                                   ARTICLE II

                         CONVEYANCE OF SECURITY PROPERTY

Section 2.1  Grant to Trustees.......................................          6

Section 2.2  Security Agreement......................................          7


                                   ARTICLE III

                                    COVENANTS

Section 3.1  Payment and Performance.................................          7

Section 3.2  Maintenance of the Project..............................          7

Section 3.3  Use of Project; Compliance with Laws....................          7

Section 3.4  Restrictive Covenants...................................          8

Section 3.5  Management of Project...................................          8

Section 3.6  Impositions.............................................          8

Section 3.7  Insurance...............................................          8

Section 3.8  Insurance and Tax Escrow................................         11

Section 3.9  Sale or Encumbrance of the Project......................         11

Section 3.10  Maintenance of Borrower's Existence....................         11

Section 3.11  Estoppel Certificates..................................         11

Section 3.12  Payment of Filing Fees and Taxes.......................         12

Section 3.13  Right of Inspection....................................         12

Section 3.14  Books and Records......................................         12

Section 3.15  Financial Statements...................................         12

Section 3.16  Taxation of Deed of Trust..............................         12

Section 3.17  Environmental Compliance...............................         12

Section 3.18  Payment of Costs.......................................         13

Section 3.19  Further Assurances.....................................         13

Section 3.20  Alteration of Improvements.............................         14

Section 3.21  Change in Zoning.......................................         14

Section 3.22  Operation of Project...................................         14


                                   ARTICLE IV

                      DAMAGE, DESTRUCTION AND CONDEMNATION

Section 4.1  Notice..................................................         14

Section 4.2  Restoration of the Project..............................         14

Section 4.3  Application of Insurance Proceeds.......................         14

Section 4.4  Condemnation............................................         15


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                                    ARTICLE V

                                DEFAULT; REMEDIES

Section 5.1  Events of Default.......................................         16

Section 5.2  Drafts under the Letter of Credit.......................         17

Section 5.3  Surrender of Possession.................................         17

Section 5.4  Right to Manage Project.................................         18

Section 5.5  Appointment of Receiver.................................         18

Section 5.6  Environmental Audit.....................................         18

Section 5.7  Right to Cure Defaults..................................         19

Section 5.8  Foreclosure.............................................         19

Section 5.9  No Reinstatement........................................         19

Section 5.10  Indemnification by Borrower............................         19

Section 5.11  Remedies Cumulative....................................         20

Section 5.12  Waiver Relating to Remedies............................         20

Section 5.13  Costs Incurred by Bank and Trustees....................         20


                                   ARTICLE VI

                                  THE TRUSTEES


Section 6.1  Any Trustees May Act; Substitution Permitted............         21

Section 6.2  Compensation and Expenses...............................         21

Section 6.3  Performance of Duties; Liability........................         21

                                   ARTICLE VII

                                  MISCELLANEOUS


Section 7.1  Successors and Assigns..................................         21

Section 7.2  Severability............................................         21

Section 7.3  Applicable Law..........................................         21

Section 7.4  Notices, Demands and Requests...........................         21

Section 7.5  Approvals and Consents..................................         22

Section 7.6  Amendments..............................................         22

Section 7.7  No Partnership..........................................         22

Section 7.8  Renewal or Extension, Etc...............................         22

Section 7.9  Failure to Exercise Rights..............................         23

Section 7.10  No Duty to Expend Funds................................         23

Section 7.11  Full Release...........................................         23

Section 7.12  Granting Easements.....................................         23

Section 7.13  Joinder................................................         24

                       THIS IS A CREDIT LINE DEED OF TRUST

     THIS AMENDED AND RESTATED CREDIT LINE DEED OF TRUST AND SECURITY AGREEMENT (this "Deed of Trust") is made as of May 1, 1997, among SHERWOOD FOODS, INC., a North Carolina corporation, Grantor (the "Borrower"), and MICHAEL V. BRADFORD, a resident of Albemarle County, Virginia and G. ANDREW NEA, JR., a resident of the City of Richmond, Virginia, trustees, Grantees (the "Trustees").

                                    RECITALS:

     1. The Industrial Development Authority of Mecklenburg County, Virginia, a political subdivision of the Commonwealth of Virginia (the "Authority") has issued its Variable Rate Demand Revenue Bonds (Sherwood Foods, Inc. Project), Series 1996, in the aggregate principal amount of Nine Hundred Thirty Five Thousand Dollars ($935,000.00) (the 1996 "Bonds") for the acquisition of an approximately 10 acre parcel of land and the renovation and equipping of an approximately 67,000 square foot manufacturing facility at 807 S. Main St., Chase City, Mecklenburg County, Virginia pursuant to an Indenture of Trust dated as of June 1, 1996 (the 1996 Indenture) among the Authority and Crestar Bank, as trustee (the "Indenture Trustee"), including any amendments and supplements thereto (the "1996 Indenture").

     2. Central Fidelity National Bank (the "Bank") issued a letter of credit for the benefit of the Indenture Trustee and the holder from time to time of the 1996 Bonds in the amount of Nine Hundred Fifty Thousand Eight Hundred Eighty Three Dollars ($950,883.00) to provide for payment of the principal of and interest and premium, if any, on the 1996 Bonds (the "1996 Letter of Credit").

     3. The Bank, Sherwood Brands, Inc., and the Borrower have entered into a reimbursement agreement dated as of June 1, 1996 (the "1996 Reimbursement Agreement") and the Financing Documents, as defined in the 1996 Reimbursement Agreement.

     4. The Borrower's obligations under the 1996 Reimbursement Agreement are secured by a Credit Line Deed of Trust and Security Agreement from the Borrower to the Trustees dated as of June 1, 1996 and recorded in the Clerk's Office, Circuit Court Mecklenberg County, Virginia (the "Clerk's Office") in Deed Book 504 at page 18 (the "1996 Deed of Trust").

     5. The 1996 Deed of Trust was supplemented by a first amendment to Credit Line Deed of Trust and Security Agreement dated as of November 20, 1996 and recorded in the Clerk's office in Deed Book 512 at page 264 (the "First Amendment").

     6. The First Amendment secures the Borrower's Note payable to the order of the Bank in the principal amount of Five Hundred Eighty Thousand Dollars ($580,000.00) (the "Note").

     7. In order to refinance the Note, the Authority has issued its variable Rate Demand Revenue Bonds (Sherwood Foods, Inc. Project), Series 1997 (the "1997 Bonds") for the further equipping of the Project pursuant to an Indenture of Trust dated as


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of the date hereof among the Authority and the Indenture Trustee, including any amendments and supplements thereto (the "1997 Indenture").

     8. The Bank has been requested to issue a letter of credit for the benefit of the Indenture Trustee and the holders from time to time of the 1997 Bonds in the amount of Five Hundred Eighty Nine Thousand Eight Hundred Fifty Three Dollars ($589,853.00) to provide for the payment of the principal of and interest and premium, if any, on the 1997 Bonds (the "1997 Letter of Credit").

     9. The Bank, Sherwood Brands, Inc., and the Borrower have entered into an amended and restated Reimbursement Agreement dated as of the date hereof, restating the 1996 Reimbursement Agreement to provide for the 1996 Letter of Credit and the 1997 Letter of Credit (the "Reimbursement Agreement").

     10. The terms defined in the Reimbursement Agreement and used herein, unless otherwise defined herein, shall have the same meaning as defined in the Reimbursement Agreement.

     11 This Deed of Trust shall secure the payment of the Obligations, as hereinafter defined, and the performance by the Borrower of the Borrower's obligations under the Financing Documents. No novation is intended.

     NOW, THEREFORE, the parties hereto agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

     Section 1.1 Definitions. As used in this Deed of Trust the terms listed below shall have the indicated meanings unless otherwise required by the context.

     Accounts shall mean all now owned or hereinafter acquired accounts as defined by the UCC arising out of the use or operation of the Project and all proceeds thereof.

     Assignment of Contracts shall mean the assignment of contracts and documents between the Borrower and the Bank, dated as June 1, 1996, assigning the contracts, licenses and operating agreements related to the Project as security for the Obligations.

     Authority shall mean the Industrial Development Authority of Mecklenburg County, Virginia a political subdivision of the Commonwealth of Virginia, its successors or assigns.

     1996 Bond or Bonds shall mean the Variable Rate Demand Revenue Bonds (Sherwood Foods, Inc. Project), Series 1996, in the aggregate principal sum of Nine Hundred Thirty Five Thousand Dollars ($935,000.00).

     1996 Commitment shall mean the commitment letter dated May 15, 1996 from the Bank to the Borrower and all amendments thereto.

     1997 Commitment shall mean the commitment letter dated February 6, 1997 from the Bank the Borrower and all amendments thereto.



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     Commitments shall mean the 1996 Commitment and the 1997 Commitment.

     Condemnation shall mean any taking of or damage to the Project or any interest therein by sale in lieu of the exercise of such power.

     Default shall mean any event or circumstance which, with the lapse of time, the giving of notice, or both, would constitute an Event of Default.

     Equipment shall mean all equipment, as defined by the UCC, together with all proceeds thereof.

     Event of Default shall mean any of the events set forth in Section 5.1 of this Deed of Trust or in Section 7.1 of the Reimbursement Agreement.

     Financing Documents shall mean this Deed of Trust, the Reimbursement Agreement, the Commitments, the Assignment of Contracts, the Indentures, the Pledge Agreements, the Guaranty and all other documents, whether now or hereafter executed, evidencing or securing the Obligations or the reimbursement of the Bank for sums expended or drafts paid on account of the Letter of Credit or given by the Borrower in connection therewith, all as the same may be amended, modified or supplemented from time to time.

     General Intangibles shall mean all general intangibles, as defined by the UCC, now owned or hereafter acquired by the Borrower and used in connection with the ownership or operation of the Project together with all proceeds thereof.

     Impositions shall mean all real estate and other taxes, fees, assessments, levies, utility charges, insurance premiums payable on any insurance the Borrower is required to maintain hereunder, amounts required to be paid to obtain or renew Permits and other similar charges (whether or not required by a governmental body) which are assessed, levied or imposed against the Project or the Borrower's interest therein or incurred in the construction, ownership, operation, occupancy, maintenance and use of the Project.

     Improvements shall mean all buildings, improvements, structures and fixtures now or hereafter located on the Land and all replacements thereof and additions thereto.

     Income shall mean all of the rents, benefits, accounts, revenues, profits and other sums now or hereafter due, or to which the Borrower may now be or hereafter become entitled, arising from or issuing out of the Leases, whether or not yet earned by performance.

     Indentures shall mean the 1996 Indenture and the 1997 Indenture.

     1996 Indenture shall mean the Indenture of Trust, dated as of June 1, 1996 between the Authority and the Trustee, including any amendments and supplements thereto.

     1997 Indenture shall mean the Indenture of Trust dated as of the date hereof between the Authority and the Trustee, including any amendments and supplements thereto.

     Indenture Trustee shall mean Crestar Bank, Corporate Trust Division, as Indenture Trustee under the Indentures, and any successor to the Indenture Trustee under the Indenture.

     Land shall mean the real estate described on Schedule A attached hereto, together with all easements, rights-of-way and appurtenances thereto belonging, including, without limitation, all reversionary interests therein and all of the Borrower's right, title and interest in any street, road, avenue or alley, opened or proposed, which adjoins such real estate.

     Leases shall mean all leases, tenant contracts, rental agreements, franchise agreements or other occupancy agreements, whether oral or written, now existing or hereafter entered into, for the use or occupancy of all or any part of the Project, together with all modifications or renewals thereof.

     1996 Letter of Credit shall mean the Letter of Credit issued by the Bank to the Indenture Trustee, in the initial stated amount of Nine Hundred Fifty Thousand Eight Hundred Eighty Three Dollars ($950,883.00) for the 1996 Bonds, having an expiration date of June 10, 2006.

     1997 Letter of Credit shall mean the Letter of Credit issued by the Bank to the Indenture Trustee in the initial stated amount of Five Hundred Eighty Nine Thousand Eight Hundred Fifty Three Dollars ($589,853.00) for the 1997 Bonds, having an expiration date of June 10, 2002.

     Letters of Credit shall mean the 1996 Letter of Credit and the 1997 Letter of Credit.

     Obligations shall mean (i) the duty of the Borrower to reimburse the Bank for all drafts paid by the Bank under both Letters of Credit, any amounts advanced or expenses incurred under the Reimbursement Agreement and the other Financing Documents and to perform and comply with all of the terms and conditions of the Financing Documents and (ii) all duties, obligations, debts and liabilities of every kind and description owing by the Borrower to the Bank, now or hereafter existing, whether matured or unmatured, direct or indirect, otherwise secured or unsecured, original, extended or renewed, absolute or contingent, originally contracted with or acquired by the Bank, contracted with the Bank alone or jointly with others and whether or not evidenced by negotiable instruments or other written agreements, including lines of credit and obligations arising in connection with letters of credit or drafts presented in connection therewith; provided, however, the total amount of the Obligations to which the Project may be subjected for payment may not exceed the sum of the aggregate principal amount outstanding of One Million Five Hundred Forty Thousand Seven Hundred Thirty Six Dollars ($1,540,736), plus, without limitation, as to amount, (A) interest on such principal amount at the Advance Rate provided in the Reimbursement Agreement from time to time, and (B) all costs, expenses and reasonable attorney's fees incurred by the Bank in connection with the collection of any of the foregoing or the protection of any of the Bank's rights or the protection of any of the Security Property, or the enforcement of any of the Bank's remedies under any of the Financing Documents.

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

     Obligors shall mean the Borrower, any guarantor and any co-maker, endorser, surety or other party obligated to pay any sum pursuant to the provisions of or to perform any act in order to comply with the provisions of any of the Financing Documents.

     Permits shall mean all permits, licenses, registrations, certificates, authorizations and approvals now or hereafter issued or required to be issued by any governmental or quasi-governmental authority in connection with the ownership, use, or operation of the Project.

     1996 Pledge Agreement shall mean the Pledge Agreement dated as June 1, 1996 hereof between the Borrower and the Bank pledging certain 1996 Bonds to the Bank.

     1997 Pledge Agreement shall mean the Pledge Agreement dated as of the date hereof between the Borrower and the Bank pledging certain 1997 Bonds to the Bank.

     Pledge Agreements shall mean the 1996 Pledge Agreement and the 1997 Pledge Agreement.

     Project shall mean the Land, the Improvements and the Equipment.

     Reimbursement Agreement shall mean the amended and restated reimbursement agreement dated as of the date hereof between the Bank, Sherwood Brands, Inc. and the Borrower, pursuant to which the Bank has agreed to issue the Letters of Credit to finance the Project.

     Security Agreement shall mean the Security Agreement from the Borrower in favor of the Bank dated November 20, 1996.

     Security Property shall mean any and all of the property of the Borrower referred to in Section 2.1.

     UCC shall mean the Uniform Commercial Code as adopted in Virginia, as it may be amended from time to time.

     UCC Property shall mean (i) the Equipment, (ii) all materials intended for the construction, alteration, repair or restoration of the Improvements, (iii) the General Intangibles, including, without limitation, all intellectual property, including names, logos, trademarks and service marks, whether or not registered, or used or to be used by the Borrower in connection with the ownership or operation of the Project, (iv) the Accounts, (v) the Inventory, and
(vi) all proceeds of the foregoing.

     Section 1.2 Interpretation. For the purpose of construing this Deed of Trust, unless the context indicates otherwise, words in the singular number shall be deemed to include words in the plural number, and vice versa, and words in one gender shall be deemed to include words in the other genders. The table of contents, titles to articles and section headings are for convenience only and neither limit nor amplify the provisions of this Deed of Trust itself. The Recitals are incorporated in this Deed of Trust.

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

                                   ARTICLE II
                         CONVEYANCE OF SECURITY PROPERTY

     Section 2.1 Grant to Trustees. The Borrower hereby grants and conveys to the Trustees with General Warranty and English Covenants of Title in trust to secure the Obligations, the following described property, whether now owned or hereafter acquired, together with any substitutions or replacements therefor and any additions thereto:

          (i)    the Land on Schedule A attached hereto;

          (ii)   the Improvements;

          (iii)  the Equipment;

          (iv)   the General Intangibles;

          (v)    the Accounts;

          (vi)   the Income;

          (vii)  the Leases;

          (viii) the Permits;

          (ix)   the UCC Property; and

          (x) the proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, all proceeds payable under any policy of insurance with respect to the damage or destruction of all or any part of the Project, all proceeds from any Condemnation and all proceeds as defined by the UCC.

     Section 2.2 Security Agreement. The Borrower hereby assigns, conveys, transfers and grants a continuing security interest to the Bank in the UCC Property, and this Deed of Trust shall be a security agreement between the Borrower and the Bank encumbering each and every item of the UCC Property to secure the Obligations. The Borrower agrees to execute and file in the appropriate office in the jurisdiction in which the Project is located, and in such other offices or jurisdictions as the Bank may require, financing or continuation statements meeting the requirements of the UCC to perfect the security interests hereby granted. The remedies for any violation of this security agreement shall be, at the option of the Bank, (i) those hereinafter set forth in this Deed of Trust, (ii) those prescribed by general law, (iii) those contained in the UCC or (iv) any combination of the foregoing, it being the understanding of the parties that upon the occurrence of an Event of Default, the Bank may proceed as to both real and personal property in accordance with the rights and remedies granted herein with respect to real property. All substitutions for, replacements of and additions to the UCC Property, and the proceeds thereof and of the UCC Property, shall immediately be subject to the security interest hereinabove granted, and the Borrower agrees to maintain such property free and clear of liens, encumbrances and security interests of others.


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

                                   ARTICLE III
                                    COVENANTS

     Section 3.1 Payment and Performance. The Borrower shall (i) reimburse the Bank without offset or deduction for all required amounts provided in the Reimbursement Agreement, (ii) pay all amounts owed and perform all other obligations secured by any other lien now or hereafter placed on the Project,
(iii) pay all other sums due under the Financing Documents and (iv) comply with all of the other Obligations.

     Section 3.2 Maintenance of the Project. The Borrower shall keep the Project in good condition and repair and shall not (i) commit or permit waste to be committed thereon, (ii) make or allow any alterations thereto without the prior written consent of the Bank or (iii) do or suffer to be done any act which will or may render the Project less valuable, including, without limitation, the abandonment of all or any portion of the Project.

     Section 3.3 Use of Project; Compliance with Laws. The Borrower shall cause the Project to be used and operated as set forth in the Reimbursement Agreement, and shall comply with all lawful requirements of any governmental authority affecting the Project, including, without limitation, the Chesapeake Bay Act, the Environmental Protection Act, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response Compensation Act, the Americans with Disabilities Act, the Occupational Safety and Health Act and all other environmental, land use or subdivision laws, rules and regulations, whether now existing or later enacted, whether foreseen or unforeseen, and whether involving any change in governmental policy or requiring structural or other changes to the Project, irrespective of the cost of making the same.

     Section 3.4 Restrictive Covenants. The Borrower shall at all times comply with its obligations under all recorded restrictions, conditions, easements and covenants ("Restrictive Covenants") encumbering the Project and shall duly enforce the Borrower's rights under all Restrictive Covenants encumbering other property for the benefit of the Land and/or the Improvements. If the Borrower receives any notice (whether oral or written) that any Restrictive Covenant has been violated, the Borrower shall promptly notify the Bank.

     Section 3.5 Management of Project. If the Project is not managed by the Borrower, the Borrower shall cause the Project to be managed by a professional property manager experienced in the management of properties similar to the Project, reasonably acceptable to the Bank.

     Section 3.6 Impositions. The Borrower shall pay when due all Impositions. However, after giving the Bank ten (10) days' notice of its intention to do so and evidence satisfactory to the Bank of its ability to pay such Imposition in the event of an adverse ruling, the Borrower may, in good faith, at the Borrower's own expense and in the Borrower's own name, contest any Impositions other than an insurance premium. In the event of such a contest, the Borrower may permit the Imposition being contested to remain unpaid during the period of the contest and any subsequent appeal unless, in the reasonable opinion of the Bank, such action may impair the lien of this Deed of Trust or any security interest hereby granted, in which event the Borrower shall satisfy such Imposition promptly or the payment thereof shall be secured by posting with the Bank a bond with surety or a letter of credit, either of which must be issued by an institution approved by and in a form and amount approved by the Bank. Upon request, the Borrower shall furnish the Bank proof of payment of all Impositions.

     Section 3.7 Insurance. This Section 3.7 sets forth the requirements for the insurance relating to the Project.

     (a) Types of Insurance. The Borrower shall, until all of the Obligations are satisfied, maintain, at the Borrower's expense and for the benefit of the Bank, such insurance policies with respect to the Project as the Bank may reasonably require, including, without limitation, the types of insurance listed below:

          (i) Insurance against all risks of physical loss and damage to the Improvements and the Equipment (including builder's risk during construction, flood insurance if the Project is located in a flood plain) in the amount of the full replacement cost thereof without reduction for depreciation. The Borrower shall obtain all necessary endorsements to extend the coverage under the policy or policies required by this Section 3.7(a)(i) to cover the risks excluded by the basic policy form (except for risks excluded by standard War Risk Exclusions and Nuclear Exclusions) and shall also obtain, at the Bank's election, boiler and machinery insurance. Under no circumstances shall the risks of fire, lightning, windstorm, explosion, aircraft, smoke, vandalism, malicious mischief, water damage or flood (if the Project is in a flood plain) be excluded from coverage;

          (ii) Insurance against all liability that workers' compensation laws may impose on the Borrower with respect to the Project;

          (iii) Insurance against liability for bodily injury (and death resulting therefrom) to the extent of at least $1,000,000 per person, $2,000,000 per occurrence. If coverage for injury to employees of the Borrower is excluded under any such liability policy, it shall be provided under an employer's liability portion of the workers' compensation policy or an employer's liability stop-gap endorsement;

          (iv) Insurance against liability for damage to property to the extent of at least $500,000 per occurrence;

          (v) Business interruption insurance to cover up to six months debt service on the Project; and

          (vi) Such other policies or coverage as may customarily be carried by businesses of a size and nature similar to the business to be conducted at the Project.

     (b) Requirements as to Insurance Policies. The policies of insurance which the Borrower is required to carry pursuant to the provisions of subsection (a) of this Section 3.7 shall comply with the requirements listed below:

          (i) Each such policy shall provide that it may not be canceled, modified or allowed to lapse at the end of a policy period without at least thirty (30) days' prior written notice to the Bank.

          (ii) Each liability insurance policy shall name the Bank as an additional insured.

          (iii) Each property insurance policy shall contain a standard mortgagee clause in favor of the Bank. The property insurance policies shall also provide that any loss shall be payable in accordance with the terms of such policy notwithstanding any act of the Borrower which might otherwise result in forfeiture of such insurance and that the insurer waives all rights of set-off, counterclaim, deduction or subrogation against the Borrower.

          (iv) Each insurance policy shall be written by an insurer with a Best Rating Guide rating of BB+ and otherwise acceptable to the Bank. The Bank may withdraw approval of any insurer should a situation arise in which the financial soundness of such insurer may reasonably be questioned, in which event the Borrower shall immediately obtain replacement insurance written by an insurer approved by the Bank.

          (v) In the event of loss, the Borrower shall use the Borrower's best efforts to collect the maximum amount due under any policy of insurance of which the Borrower is the beneficiary. However, the Bank or the Trustees are authorized, in their discretion, to adjust, collect or compromise all claims under any policies of insurance required to be maintained by the provisions of this Section 3.7 and to execute and deliver on behalf of the Borrower all necessary proofs of loss, receipts, vouchers and releases required by the insurers. Each insurer is hereby authorized and directed to make payment under such policies directly to the Bank, instead of to the Bank and the Borrower jointly, and the Borrower hereby irrevocably appoints the Bank as the Borrower's attorney-in-fact to endorse and transfer such proceeds if any insurer fails to disburse directly to Bank. Any insurance proceeds from damage to or destruction of the Project received by the Bank shall be held in a interest-bearing account for the benefit of the Borrower until disbursed in the manner provided in Article IV.

          (vi) The following types of insurance or insurance policies will not be acceptable to the Bank unless the Borrower has specifically requested the Bank to approve such types and the Bank has approved the same: (A) policies of insurance written on a claims-made basis; (B) co-insurance, self-insured layers of insurance or deductibles or self-insured retentions exceeding $10,000; (C) insurance written by insurers not admitted to do business in Virginia; and (D) insurance provided by captive insurance companies, risk-retention groups, self-insurance programs and group self-insurance.

     (c) Blanket Policies. Any insurance required by this Section 3.7 may be supplied by means of a blanket or umbrella insurance policy, so long as the protection provided by such blanket or umbrella insurance policy against each risk specified in this

Section 3.7 cannot be reduced by claims for other risks to amounts less than those specified in this Section 3.7, and so long as there is compliance with the other provisions of this Article.

     (d) Acceptance of Policies. The Bank owes no duty to the Borrower to examine any policy of insurance or certificate presented to it to ascertain compliance with this Section 3.7, and the acceptance of any policy of insurance or certificate not conforming to such requirements does not and will not constitute a waiver of the provisions of this Section 3.7. Any waiver that may be granted with respect to the requirements of this Section 3.7 may be revoked by the Bank at any time by giving notice to the Borrower.

     (e) Delivery of Policies or Certificates of Insurance. The Borrower shall deliver to the Bank originals or certified copies of all policies of insurance it is required to maintain. The Bank may, at its option, accept certificates of insurance issued by insurers in lieu of policies, but the Bank may, at any time, require the delivery to it of the policies themselves and such other documents as the Bank may require to satisfy itself that the insurance maintained by the Borrower complies with the requirements of this Section 3.7.

     Section 3.8 Insurance and Tax Escrow. If required by the Bank, the Borrower shall pay the Bank monthly, together with and in addition to the payments, under the Reimbursement Agreement and any sums due under any of the other Financing Documents, an amount determined by the Bank to be necessary to enable the Bank to pay each Imposition one month before it comes due. If the total payments made to the Bank pursuant to the preceding sentence are less than the amount required to pay any Imposition one month before it becomes due, the Borrower shall pay the Bank, on demand, the amount necessary to make up such deficiency. If there is an excess of such payments, the excess will reduce subsequent payments required under this Section 3.8. The Bank shall not be required to pay interest on any sums held pursuant to this Section 3.8. If an Event of Default has occurred, the Bank may at its option apply any amounts received pursuant to this
Section 3.8 to the payment of the Obligations in such order as the Bank may elect.

     Section 3.9 Sale or Encumbrance of the Project. Except for subordinate liens in the aggregate amount of $650,000 in favor of the Industrial Development Authority of Mecklenburg County, Virginia and Lake Country Development Corp., the Borrower shall not, without the prior written consent of the Bank, (i) lease, sell or transfer the Project or any portion thereof or any interest therein, (ii) encumber or pledge the Project or any interest therein, in whole or in part, (iii) grant a lien or security interest in the Project or any portion thereof or (iv) except as otherwise provided in the Reimbursement Agreement, permit to exist any recorded mechanic's, materialman's, laborer's statutory or other lien (whether or not junior to the liens created by this Deed of Trust) upon all or any part of the Project.

     Section 3.10 Maintenance of Borrower's Existence. The Borrower will keep in full force and effect its existence, franchises, rights and privileges as a corporation under the laws of Virginia, and will do or will cause to be done all things necessary to preserve and keep in full force and effect its right to own property and enforce its contracts and will not dissolve, merge or consolidate with any other Person or entity or change its Articles of Incorporation, except as permitted by the Reimbursement Agreement.

     Section 3.11 Estoppel Certificates. The Borrower shall, within ten (10) days after receipt of a written request of the Bank so to do, furnish to the Bank or any other Person (as defined in the Reimbursement Agreement) designated by the Bank, a certificate setting forth (i) whether or not any offsets or defenses against the payment of principal and interest or any other sum under the Reimbursement Agreement exist, (ii) whether or not any Default then exists or any Event of Default has occurred and is continuing and (iii) such other matters as the Bank may reasonably request.

     Section 3.12 Payment of Filing Fees and Taxes. The Borrower will pay all fees, taxes and expenses incident to the execution, acknowledgment, recording and filing of any of the Financing Documents or any amendment or supplement hereto, any financing statement, continuation statement or security agreement with respect to the UCC Property and any instrument of further assurance relating to the Borrower's compliance with the terms, conditions and covenants contained in any of the Financing Documents.

     Section 3.13 Right of Inspection. The Bank and the Trustees shall have the right to enter upon and inspect the Project at such reasonable time or times as they may desire, either in person or through their duly authorized agents or representatives.

     Section 3.14 Books and Records. The Borrower shall keep and maintain, or shall cause to be kept and maintained, at its expense and in accordance with generally accepted auditing principles consistently applied, proper and accurate books, records and accounts reflecting all items of income and expense in connection with the operation of the Project. The Bank, the Trustees and their agents, accountants and attorneys shall have the right at any time and from time to time, upon reasonable notice to Borrower, to examine such books, records and accounts at the office of the Borrower, to make such copies or extracts thereof as they shall deem appropriate and to discuss the Borrower's affairs, finances and accounts with the Borrower and the Borrower's employees, accountants and agents.

     Section 3.15 Financial Statements. The Borrower shall provide the Bank within the times specified, with the financial statements and other financial information required by the Reimbursement Agreement.

     Section 3.16 Taxation of Deed of Trust. In the event of the passage after the date of this Deed of Trust of any law changing in any way the laws for the taxation of deeds of trust or debts secured thereby, or the manner of the collection of any such taxes, so as to adversely affect the Bank, the Borrower shall, upon thirty (30) days' prior written request from the Bank assume and agree, in writing, to pay any additional amount which the Bank would otherwise be required to pay because of such change, and thereafter such amount shall be deemed an Imposition.

     Section 3.17 Environmental Compliance.

     (a) Maintenance of the Project. The Borrower shall maintain the Project at all times so that (i) there are no "hazardous substances" (as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sections 9601 et seq., as amended) at the Project except those kept and used in accordance with applicable law, which shall be kept current and shall identify the type, quantity and location of each such hazardous substance; (ii) there has been no release or is no threat of release of any hazardous substance; (iii) the Project is not subject to any action or enforcement proceeding under governmental law, rule or regulation or subject to liability to any person because of the presence of (A) stored, leaked or spilled petroleum products, (B) underground storage tanks or (C) an accumulation of rubbish, debris or other solid waste, or because of the presence, release, threat of release, discharge, storage, treatment, generation or disposal of any "hazardous waste" (as defined by the Resource Conservation Act, 15 U.S.C. Section 2601 et seq., as amended), including but not limited to asbestos and items or equipment containing polychlorinated biphenyls
(PCBs) in excess of 50 parts per million; and (iv) no condition exists which is or may be characterized by any governmental authority as an actual or potential danger to the environment or public health.

     (b) Notices of Violations, Etc. The Borrower shall provide to the Bank, within five (5) days after the Borrower's receipt thereof, copies of all notices from governmental authorities alleging any threat to the environment or violation of any environmental statute, regulation or rule or requesting information regarding the Project's compliance with the same or regarding environmental conditions of the Project or the Borrower's practices with respect to such conditions. The Borrower also shall promptly notify the Bank of any Default which exists with respect to the Borrower's obligations under Section 3.17(a). If any such Default exists or if the Bank has reason to believe that such a Default exists, the Bank shall have the right at any time thereafter to conduct an environmental audit and site inspection of the Project, and the Borrower shall cooperate with the Bank in conducting such audit and inspection. In addition, the Bank may undertake any voluntary remediation in response to the action or threat of action by any third party including a governmental authority with respect to the matters specified in Section 3.17(a) if the Borrower shall fail to undertake voluntary remediation after direction from any governmental entity having jurisdiction. Any costs incurred by the Bank in conducting such audit and inspection or in such remediation efforts and interest thereon at a rate equal to the Advance Rate set forth in the Reimbursement Agreement, shall be payable on demand and shall be secured by this Deed of Trust.

     Section 3.18 Payment of Costs. In addition to such other amounts as the Borrower has agreed to pay pursuant to the provisions of this Deed of Trust and the other Financing Documents, the Borrower shall pay all expenses, including reasonable attorney's fees, incurred by the Bank or the Trustees in (i) the collection of any sum, the payment of which is secured hereby, (ii) preserving the Security Property or disposing of all or any part of the same, whether by foreclosure or otherwise, (iii) participating in any litigation or administrative proceeding involving the Project or the Financing Documents, whether as a plaintiff or a defendant, or (iv) conducting any additional title examinations requested by the Trustees or the Bank. All of such expenses and fees and interests thereon at the Advance Rate set forth in the Reimbursement Agreement, shall be payable on demand and shall be secured by this Deed of Trust.

     Section 3.19 Further Assurances. The Borrower shall, at the Borrower's expense, perform such further acts and execute, acknowledge and deliver all such documents as the Bank shall, from time to time, reasonably require to assure the Bank that the Borrower is complying with all of the Obligations and that the liens and security interests granted by this Deed of Trust are perfected and preserved.

     Section 3.20 Alteration of Improvements. Following the construction of the Improvements contemplated by the Reimbursement Agreement, without the prior written consent of the Bank, which consent shall not be unreasonably withheld, no additional Improvements may be constructed hereafter on the Land. In addition, without the prior written consent of the Bank, the Borrower shall not change the architectural design of any Improvements or other structures now or hereafter situated on the Land and shall not alter or remove the structural portions of any Improvements now or hereafter situated thereon.

     Section 3.21 Change in Zoning. The Borrower will not initiate or knowingly acquiesce in any change in zoning or other land use classification now or hereafter in effect and affecting the Land without in each case obtaining the Bank's prior written consent thereto. The Borrower will promptly notify the Bank of any such change proposed by others.

     Section 3.22 Operation of Project. The Borrower will cause the Project to be maintained and operated as a manufacturing facility in compliance with all applicable laws, rules and regulations.


                                   ARTICLE IV
                      DAMAGE, DESTRUCTION AND CONDEMNATION

     Section 4.1 Notice. In the case of (i) any damage to or destruction of all or any part of the Project, (ii) a Condemnation of all or any part of the Project, (iii) the loss of all or any part of the Project because of failure of title or (iv) the commencement of any proceeding or negotiation which might result in such a Condemnation or loss, the Borrower shall promptly give notice thereof to the Bank describing generally the nature and extent of such damage, destruction, Condemnation, loss, proceeding or negotiation.

     Section 4.2 Restoration of the Project. If all or any part of the Project is destroyed or damaged, the Borrower shall promptly repair or restore the same to its condition immediately before such damage or destruction, with such alterations and additions as the Bank may approve, regardless of the availability of insurance proceeds to accomplish such repair or restoration.

     Section 4.3 Application of Insurance Proceeds. If all or any part of the Project is destroyed or damaged, the Bank will, after deducting the reasonable expenses incurred in the collection and administration of the proceeds of any insurance paid because of such damage or destruction (including reasonable attorney's fees), make the remainder of such proceeds available to the Borrower for the purpose of repairing or restoring the Project as required by Section 4.2 of this Deed of Trust provided that:

          (1) There shall exist no Event of Default (hereinafter defined);

          (2) Bank shall first be given satisfactory proof that the Improvements have been fully restored or that, by application of such proceeds and other funds of the Borrower available for the purpose, the Improvements will be fully restored to its condition prior to the damage or destruction, free and clear of all liens, except the lien of this Deed of Trust and any other lien in favor of the Bank; and

          (3) There shall remain sufficient time to complete the restoration of the Improvements in the reasonable judgment of the Bank prior to the Termination Date of the 1996 Letter of Credit as to the Improvements and Equipment financed by the 1996 Bonds and of the 1997 Letter of Credit as to Equipment financed by the 1997 Bonds.

Unless the Bank approves of a different procedure, each disbursement of any insurance proceeds shall be made as if it were, and shall be subject to the conditions customarily applicable to, an advance of principal made pursuant to a construction loan made by the Bank. Any balance of such insurance proceeds remaining after the completion of the repair or restoration work, or all of the insurance proceeds of the repair or restoration work, or all of the insurance proceeds if the Bank elects not to make them available for repair or restoration, due to the failure of any of the above conditions, shall be applied to the payment of the Obligations in such order as the Bank may determine.

     Section 4.4 Condemnation. If all or any substantial portion of the Project shall be damaged, taken or transferred through Condemnation, then at the option of the Bank, the Bank can request that a draft be presented under the Letter of Credit for the prepayment of an amount equal to the compensation received for such Condemnation. Unless the Bank shall otherwise agree, the term "substantial portion of the Project" as used in this Section 4.4 shall mean $50,000 or more. All compensation and other amounts payable as a result of a Condemnation in which all or any substantial portion of the Project is taken shall be applied to the payment of the Obligations in such order as the Bank may determine. No settlement respecting any Condemnation shall be effected without the consent of the Bank. The Bank and the Trustees are each hereby authorized, at their option, to commence, appear in and prosecute, in their own names or in the name of the Borrower, any action or proceeding relating to any Condemnation, and to settle or compromise any claim in connection therewith. If less than a substantial portion of the Project is damaged, taken or transferred in a Condemnation, or if the Bank does not elect to declare the Obligations immediately due and payable as provided above or call for the presentment of a draft under both Letters of Credit, then the Bank, after deducting from the Condemnation proceeds all of its sums, including attorneys' fees, may require the Borrower to repair, restore or replace the Project or the affected portion thereof as nearly as practical to its condition immediately prior to the Condemnation, and in such event any proceeds of the Condemnation shall be applied to the costs of such repair, restoration or replacement on the same terms and conditions as are specified in
Section 4.3 of this Deed of Trust regarding the application of insurance proceeds.

                                    ARTICLE V
                                DEFAULT; REMEDIES

     Section 5.1 Events of Default. Each of the following shall constitute an "Event of Default" under this Deed of Trust, whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body:

     (a) Failure to pay any sum secured by this Deed of Trust or any other sum due and payable under any of the Financing Documents and the continuation of such failure for ten (10) days after the Bank sends written notice thereof to the Borrower;

     (b) The failure to maintain at all times the insurance required by Section
3.7 of this Deed of Trust, the failure to comply with the provisions of Sections
3.9 or 3.10 of this Deed of Trust or the Assignment of Contracts or the failure of the Borrower to notify the Bank of any Default with respect to the Borrower's obligations under Section 3.17(a) of this Deed of Trust;

     (c) Failure of any Obligor to comply with any of the other terms and conditions contained in this Deed of Trust or in the other Financing Documents to which such Obligor is a party and the continuation of such failure for thirty
(30) days after the Bank sends notice of such failure to the Borrower (or such other period as may be specified in this Deed of Trust or in the Reimbursement Agreement);

     (d) The fact that any representation or warranty of any Obligor in any of the Financing Documents proves to be untrue or misleading in any material respect as of the time it is made or deemed to be made;

     (e) Any Obligor shall: (i) make general assignment for the benefit of creditors; (ii) fail to pay such Obligor's debts generally as they become due;
(iii) admit in writing its inability to pay such Obligor's debts generally as they become due; (iv) file a petition, pleading or motion under any bankruptcy or other law for the relief or aid of debtors seeking for such Obligor reorganization, liquidation, dissolution or other relief as a debtor; (v) default in the payment when due of any borrowed money, or (vi) consent to or acquiesce in the appointment of a receiver, custodian, liquidator, trustee or other similar official for such Obligor, for the whole or any substantial part of its assets, or any part of the Project;

     (f) A petition, pleading or motion shall be filed (i) against any Obligor or under any bankruptcy or other law for the relief or aid of debtors seeking for such Obligor reorganization, liquidation, dissolution or other relief as a debtor or (ii) seeking to appoint a receiver, custodian, liquidator, trustee or other similar official for any Obligor for the whole or any substantial part of such Obligor's assets, or for any part of the Project, and such petition, pleading or motion is not dismissed within forty-five (45) days of the filing thereof, or any order for relief or appointment entered as a result of the filing of such petition, pleading or motion is not stayed within seven (7) business days after the entry thereof;

     (g) The filing of a lien against the Project or any part thereof (other than a mechanics' or materialmen's lien satisfied or secured as provided in the Reimbursement Agreement) or the entry of a judgment for the payment of money against any Obligor and the failure, within a 30-day period after the filing or entry thereof, to have the same discharged or the execution thereof stayed, provided that if the execution thereof is stayed, then within ten (10) days upon the expiration of the stay, arrangements shall be made to discharge the same;

     (h) The occurrence of any default under any of the documents evidencing any indebtedness secured by a lien against the Security Property or any part thereof which is either subordinate or prior to the lien of this Deed of Trust and the failure to cure such default within the applicable grace period, if any; and

     (i) The occurrence of any default with respect to any loan then outstanding between the Bank and any of the Obligors or between the Bank and an entity in which any of the Obligors directly or indirectly have a material interest, and the failure to cure such default within the applicable grace period, if any, or the acceleration of the maturity of such loan as a result of such default;

     The Borrower in order to secure the benefit of any of the grace periods provided for herein for a non-monetary Event of Default must first have given notice of the occurrence of such Event of Default to the Bank within a reasonable time from the time the Borrower has notice of the occurrence of such Event of Default. The Borrower may not claim the benefit of any of the grace periods provided for herein for the same Event of Default more than once in any one calendar year. Nothing contained herein shall be construed so as to compound or stack any of the grace periods provided for herein.

     Section 5.2 Drafts under the Letters of Credit. In addition to any and all rights and remedies available either in law or in equity, upon the occurrence of an Event of Default, the Bank shall be entitled to call for the presentation of drafts on both Letters of Credit in the then full amount outstanding under the Bonds as provided in the Indentures.

     Section 5.3 Surrender of Possession. Upon the occurrence of an Event of Default, the Borrower shall, upon demand of the Bank, promptly surrender to the Bank or the Trustees, or their employees or agents, the actual possession of the Project (the term "Project" as hereinafter used in this Article V shall mean the entire Project or any part thereof), and the Bank or the Trustees, or their employees or agents, may enter and take possession of the Project, without the appointment of a receiver or filing an application therefor, and may exclude the Borrower and its employees and agents wholly therefrom. If the Borrower shall fail, upon demand, to surrender the Project, the Bank or the Trustees may obtain a judgment or decree requiring the Borrower to surrender immediate possession of the same.

     Section 5.4 Right to Manage Project.

     (a) Right to Manage, Etc. Upon any entering or taking possession of the Project pursuant to Section 5.3 of this Deed of Trust, the Bank or the Trustees may use, manage, operate and control the Project and, in so doing, shall have access to the books, papers and accounts of the Borrower relating to the Project and may collect all of the Income from the Project. In addition, the Bank or the Trustees may: (i) complete the construction of the Project; (ii) maintain and restore the Project and make such repairs, additions and improvements thereto and thereon, and purchase or otherwise acquire such additional fixtures, equipment and other property as they may deem necessary to facilitate the operation of the business of the Project; (iii) contest or compromise any claim or encumbrance against the Project (including, without limitation, any lien prior or subordinate to the lien of this Deed of trust); (iv) employ such counsel, accountants, contractors and other persons as any of them shall deem necessary to assist it; (v) insure or keep the Project insured; (vi) perform all acts required of the Borrower with respect to the Project, including acts required of it under any Lease; (vii) use any funds of the Borrower on deposit with the Bank for the purpose of protecting the Project; (viii) pay, settle or compromise all existing bills and claims which are or may be liens against the Project, or may be necessary or desirable for the completion of any repair of the Project or for the clearing of title; and (ix) exercise all of the rights and powers which the Borrower possessed with respect to the Project to the same extent as the Borrower could have exercised the same. Any amounts collected from the Project shall, after deducting therefrom sums expended pursuant to the provisions of this Section 5.4(a), be applied to the payment of the Obligations in such order as the Bank may determine. Nothing herein shall be deemed to require or obligate the Bank to preserve or repair the Project or to take any other action whatsoever.

     (b) Appointment of Attorney-in-Fact. For the purpose of carrying out the provisions of Section 5.4(a) of this Deed of Trust, the Borrower hereby irrevocably appoints the Bank and the Trustees, any one of whom may act, the true and lawful attorneys-in-fact for the Borrower and authorizes them, or any one of them, to perform any act described in Section 5.4(a) and any and all actions necessary and incidental thereto.

     Section 5.5 Appointment of Receiver. Upon the occurrence of an Event of Default, the Bank shall, upon application to a court of competent jurisdiction, be entitled as a matter of right and without notice to the appointment of a receiver to take possession of and to operate the Project and to collect all amounts assigned hereunder. The receiver shall have all of the rights and powers permitted under the laws of Virginia.

     Section 5.6 Environmental Audit. Upon the occurrence of a Default, the Bank may undertake or direct to be undertaken a full or partial environmental audit and site inspection of the Project, taking all reasonable measures to determine the condition of the Project and the Borrower's compliance with applicable environmental and other statutes, regulations and rules, and the Borrower shall cooperate fully with such audit and inspection.

     Section 5.7 Right to Cure Defaults. If any Event of Default occurs, the Bank or the Trustees, without prior notice to or demand upon the Borrower and without waiving or releasing such Event of Default (in addition to any other rights and remedies they may have), may but shall be under no obligation to make any payment or take such action as may be necessary to cure the Event of Default. If the Bank makes any payment or takes any action to satisfy the requirements of any instrument imposing a lien on the Project which is prior to the lien of this Deed of Trust, the Bank shall be subrogated to the rights of the holder of such prior lien.

     Section 5.8 Foreclosure. Upon the occurrence of an Event of Default, the Bank, at its option, may effect the foreclosure of this Deed of Trust by directing the Trustees to sell the Project (or such portion or portions thereof as the Trustees may select) at public auction at such time and place and upon such terms and conditions as may be required or permitted by applicable law, after having first advertised the time, place and terms of sale not less than five (5) times, which need not be successive (the last day of which may be the day of sale) in a newspaper having general circulation in the city or county in which the Project lies. In the event of any such sale, the Bank may bid for and purchase the Project (or such portion thereof as may be offered for sale) and shall be entitled to apply all or any part of the amount secured by this Deed of Trust as a credit to the purchase price. At any foreclosure sale, such portion of the Project as is offered for sale may, at the Bank's option, be offered for sale for one total price, and the proceeds of such sale accounted for in one account without distinction between the items of security or without assigning to them any proportion of such proceeds, the Borrower hereby waiving the application of any doctrine of marshaling.

     Section 5.9 No Reinstatement. If an Event of Default shall have occurred and the Bank or the Trustees shall have commenced to exercise any of the remedies permitted hereunder, then a tender of payment by the Borrower or by anyone on behalf of the Borrower of the amount necessary to satisfy all sums due hereunder, or the acceptance by the Bank of any such payment so tendered, shall not, without the prior consent of the Bank, constitute a reinstatement of the Letter of Credit or this Deed of Trust.

     Section 5.10 Indemnification by Borrower. The Borrower shall protect, defend, indemnify and save harmless the Bank and the Trustees under this Deed of Trust from and against all (as to both type and cost) liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, attorneys' fees and expenses) imposed upon, incurred by, or asserted against, the Bank or the Trustees on account of (i) any failure of the Borrower to comply with any of the terms, covenants, or representations in this Deed of Trust, or (ii) any loss or damage to the Property or any injury to, or death of, any person that may be occasioned by any cause whatsoever pertaining to the Property or the use, occupancy or operation thereof or any "Hazardous Wastes", "Hazardous Substances" or "Toxic Substances" on or about the Property. Nothing contained herein shall require the Borrower to indemnify the Bank or the Trustees for any claim or liability resulting from its or their gross negligence or its or their willful and wrongful acts. This covenant shall survive payment of the Obligations, the release of this Deed of Trust or the foreclosure of the Property by the Trustees or by a conveyance in lieu of foreclosure. The indemnity provided for herein shall extend to the officers, directors, employees and authorized agents of the Bank. "Hazardous Substances" shall mean all waste materials subject to regulation under the Comprehensive Environmental Response, Compensation and Liability Act (Superfund or CERCLA), 42 U.S.C. ss.ss. 9601 et seq. "Hazardous Wastes" shall mean all waste materials subject to regulation under the Resource Conservation and Recovery Act (the

Solid Waste Disposal Act or RCRA), 42 U.S.C. ss.ss. 6901 et seq., or applicable state law, and any other applicable federal or state laws now in force or hereinafter enacted relating to hazardous wastes and their disposal. "Toxic Substances" shall mean any materials present on the Property which have been shown to have significant adverse effects on human health or which are subject to regulation under the Toxic Substances Control Act (TSCA), 15 U.S.C. ss.ss. 2601 et seq., applicable state law, and any other applicable federal or state laws now in force or hereafter enacted relating to toxic substances. "Toxic Substances" includes but is not limited to asbestos, polychlorinated biphenyls
(PCBs), and lead-based paints. It does not include small quantities of such materials present on the site in retail containers.

     Section 5.11 Remedies Cumulative. No right, power or remedy conferred upon or reserved to the Bank or the Trustee by this Deed of Trust is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under the other Financing Documents or now or hereafter existing at law or in equity.

     Section 5.12 Waiver Relating to Remedies. The Borrower (i) hereby waives, to the fullest extent provided by law, any requirement that the Bank or the Trustees present evidence or otherwise proceed before any court, clerk or other judicial or quasi-judicial body before exercising the power of sale contained in this Deed of Trust and (ii) agrees that upon the occurrence of an Event of Default, neither the Borrower anyone claiming through or under the Borrower will seek to take advantage of any moratorium, reinstatement, forbearance, appraisement, valuation, stay, extension, homestead exemption or redemption law now or hereafter in force in order to prevent or hinder the enforcement of the provisions of this Deed of Trust and hereby waives the benefit of all such laws to the fullest extent that it may lawfully so do.

     Section 5.13 Costs Incurred by Bank and Trustees. Any and all costs and fees (including reasonable attorneys' fees) incurred by the Bank and/or Trustees in exercising their rights and remedies under this Article V, including, without limitation, the costs of the environmental audit set forth in Section 5.6 above, together with interest thereon at the Involuntary Advance Rate set forth in the Reimbursement Agreement, shall be payable by the Borrower on demand and shall be secured by this Deed of Trust.


                                   ARTICLE VI
                                  THE TRUSTEES

     Section 6.1 Any Trustees May Act; Substitution Permitted. The powers of the Trustees may be exercised by either Trustee or by any successor trustee or trustees with the same effects as if exercised jointly by both of them. The Borrower hereby grants to the Bank, in its sole discretion, the right and power to appoint a substitute trustee or trustees for any reason whatsoever. Such substitution shall be made by an instrument duly executed and acknowledged and recorded where this Deed of Trust is recorded.

     Section 6.2 Compensation and Expenses. If an Event of Default shall occur, the Borrower shall pay the Trustees just compensation for any and all services performed and all their expenses, charges, counsel fees and other obligations incurred in the administration and execution of the trusts hereby created and the performance of their duties and powers hereunder, which compensation, expenses, fees and disbursements shall constitute a part of the Obligations secured hereby.

     Section 6.3 Performance of Duties; Liability. The Trustees shall perform and fulfill faithfully their obligations hereunder, but they shall be under no duty to act until they receive notice of the occurrence of an Event of Default from the Bank and arrangements have been made which are satisfactory to them for the indemnification to which they are entitled, the payment of their compensation and the reimbursement of any expenses they may incur in the performance of their duties. They shall have no liability for their acts unless they are guilty of willful misconduct or gross negligence.


                                   ARTICLE VII
                                  MISCELLANEOUS

     Section 7.1 Successors and Assigns. This Deed of Trust shall inure to the benefit of and be binding on the parties hereto and their respective heirs, personal representatives, successors and assigns.

     Section 7.2 Severability. If any provision of this Deed of Trust, or the application thereof in any circumstance, is deemed to be unenforceable, the remainder shall not be affected thereby and shall remain enforceable.

     Section 7.3 Applicable Law. This Deed of Trust shall be governed by the laws of Virginia.

     Section 7.4 Notices, Demands and Requests. All notices, demands, requests and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given when delivered in person or three (3) business days after being sent by registered or certified mail, postage prepaid, return receipt requested, to the person and at the addresses set forth below or to such other persons or addresses as the party entitled to notice shall have specified in writing to the other parties hereto from time to time, subject to
Section 55-58.2 of the Code of Virginia (1950) as amended.

     (a)  To the Bank:

          Central Fidelity National Bank
          Centerville Shopping Center
          U. S. Highway 501
          South Boston, VA 25492

     (b)  To the Borrower:

          Sherwood Foods, Inc.
          6110 Executive Boulevard
          Rockville, MD 20852

          and

          807 S. Main Street
          Chase City, VA 23924

     (c)  To the Trustees:

          c/o Central Fidelity National Bank
          Centerville Shopping Center
          U. S. Highway 501
          South Boston, VA 25492

     Section 7.5 Approvals and Consents. All approvals and consents required or permitted by the Deed of trust shall be in writing, shall be signed by the party from whom the consent or approval is sought and, unless otherwise provided herein, may be withheld by such party in its sole discretion.

     Section 7.6 Amendments. This Deed of Trust may be amended, supplemented or terminated only in writing, signed by all of the parties hereto.

     Section 7.7 No Partnership. Nothing in this Deed of Trust shall be construed as making any party a partner or joint venturer with any other party.

     Section 7.8 Renewal or Extension, Etc. The Borrower hereby agrees that without in any way affecting their responsibility or that any of the other Obligors, whether as surety or otherwise, (i) the Obligations, or any part thereof, may be renewed or extended beyond maturity as often as may be desired by agreement between the Bank and any Obligor or between the Bank and any subsequent owner of the Land, (ii) the Bank may release any Obligor other than the Borrower from such Obligor's Obligations and (iii) the Bank may permit the substitution, exchange or release of any of the Security Property. The Borrower further waives any right they may have to require the Bank to proceed against any other party or foreclose on any collateral given to secure the payment of the sums provided in the Reimbursement Agreement, before exercising any other remedies herein granted to the Bank.

     Section 7.9 Failure to Exercise Rights. The failure of the Bank or the Trustees to exercise any right, power or remedy available to them upon the occurrence of a Default or an Event of Default shall not be deemed a waiver of the right to exercise such right, power or remedy upon the occurrence of a subsequent Default or Event of Default.

     Section 7.10 No Duty to Expend Funds. Nothing in this Deed of Trust shall be construed to impose any obligation upon either the Bank or the Trustees to expend any money or to take any other discretionary act herein permitted, and neither the Bank nor the Trustees shall have any liability or obligation for any delay or failure to take any discretionary act.

     Section 7.11 Full Release. Upon full payment of all sums due under the Obligations secured hereby and the cancellation of the Letter of Credit, the Trustee shall, upon the request of, and at the cost of the Borrower, execute a proper release of this Deed of Trust.

     Anything in this Deed of Trust or any of the Obligations to the contrary notwithstanding, and subject to any penalty or premium provided in an Obligation, at any time the Borrower shall have the right to repay (i) the entire principal of, interest and premium, if any, then owing, on any of the Obligations, and (ii) all other sums and amounts then owing to the Bank hereunder. Upon payment of all of the Obligations, and the payment and performance by the Borrower of each and every one of the Borrower's Obligations hereunder, at the Borrower's expense, the Bank shall execute and deliver, or cause to be executed and delivered, such instruments of satisfaction or termination with respect to all liens in favor of the Bank created hereby, in proper form for recording or filing, as may be appropriate to evidence such satisfaction and termination. The Bank's obligation to so execute and deliver, or cause such execution and delivery of such instruments, shall be subject to fulfillment of one of the following conditions precedent to the satisfaction of the Bank:

          (A) The Bank shall have been fully satisfied that the Borrower and any Obligor liable on the Obligations is not insolvent as of the time of, and after giving effect to, such payments; or

          (B) As of the time of such payments, the Borrower and any Obligor liable on the Obligations, consistent with the Borrower's or such Obligor's Obligations to the Bank, is paying the Borrower's or such Obligor's debts generally as such debts become due, and that the funds utilized for such payment were legitimately obtained.

     Section 7.12 Granting Easements. Provided there shall have occurred no Default, the Borrower may grant easements, licenses, rights-of-way (including the dedication of public highways) and other rights or privileges in the nature of easements with respect to the Property free from the lien of the Deed of Trust, or release existing easements, licenses, rights-of-way and other rights or privileges, with or without consideration, provided that the Borrower delivers to the Bank the following if requested by the Bank:

          (A) A copy of the instrument of grant or release.

          (B) A written application signed by the Borrower requesting such instrument.

          (C) A certificate, dated as of the date of its delivery and signed by the Borrower stating that as of the date of such certificate no event or condition has happened or existed, or is happening or existing, which constitutes, or which, with notice or the lapse of time or both, would constitute a Default or an Event of Default.

          (D) An opinion, dated within 30 days of the filing of the application required by subsection (B) hereof, of an architect, surveyor or engineer licensed in Virginia acceptable to the Bank stating that such grant or release is in accordance with all applicable laws, rules and regulations.

          (E) A certification satisfactory to the Bank that the value of the Property is not materially impaired. The Bank shall have the right to require such certification to be made by an appraiser, acceptable to the Bank, if the Bank deems such certification reasonably necessary.

     Upon fulfillment of each of the foregoing conditions, the Bank shall promptly cause to be executed and delivered at the Borrower's expense any instrument necessary to release the same from the lien of the Deed of Trust.

     Section 7.13. Joinder. At the request of the Borrower and the Bank one of the Trustees joins into the execution and delivery of this Deed of Trust to consent to its amendment and restatement. No novation is intended as to the liens and security interests created by the 1996 Deed of Trust as supplemented. All of the liens and security interests under the 1996 Deed of Trust as supplemented are ratified and reaffirmed.

NOTICE: THE DEBT SECURED HEREBY IS SUBJECT TO CALL IN FULL OR THE TERMS THEREOF
        BEING MODIFIED IN THE EVENT OF SALE OR CONVEYANCE OF THE PROPERTY CONVEYED.

     WITNESS the following duly authorized signature.


                                            SHERWOOD FOODS, INC.


                                            By: /s/  Anat Schwartz  (SEAL)
                                               ---------------------------
                                            Title:  Vice President
ATTEST:


-----------------------------------


                                            CENTRAL FIDELITY NATIONAL BANK


                                            By:___________________________(SEAL)
                                            Title:______________________________
                                                  Sole Acting Trustee



STATE OF ___________________ )
                             )  to-wit:
CITY/COUNTY OF _____________ )

     The foregoing instrument was acknowledged before me this ____ day of May, 1997, by ________________________, the _______________ of Sherwood Foods, Inc.,
a North Carolina corporation, on behalf of the corporation.

     My commission expires: __________________________________.


     ---------------------------------------
                               Notary Public

STATE OF VIRGINIA           )
                            )  to-wit:
CITY/COUNTY OF ____________ )

     The foregoing instrument was acknowledged before me this ____ day of May, 1997, by ________________________, the _______________ of Central Fidelity
National Bank.

     My commission expires: __________________________________.


     ------------------------------------------
                                  Notary Public

STATE OF VIRGINIA           )
                            ) to-wit:
CITY/COUNTY OF ____________ )

     The foregoing instrument was acknowledged before me this ____ day of May, 1997, by ________________________, Sole Acting Trustee.

     My commission expires: __________________________________.


                            -----------------------------------
                                                  Notary Public

                                   SCHEDULE A

                                    The Land


               [To be provided and attached by the Title Company]